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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 23, 1994


                       SPELLING ENTERTAINMENT GROUP INC.
             (Exact name of registrant as specified in its charter)




                                    Florida
                 (State or other jurisdiction of incorporation)




   1-6739                                                   59-0862100
   ------                                                   ----------
 (Commission                                               (IRS Employer
File Number)                                            Identification No.)


            5700 Wilshire Boulevard
             Los Angeles, California                          90036
- - -----------------------------------------------             ----------
   (Address of principal executive offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (213) 965-5700

                                     N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

         On August 23, 1994, Blockbuster Entertainment Corporation ("Blockbuster") announced that its Board of Directors had unanimously reaffirmed its approval of the proposed merger with Viacom Inc. ("Viacom") and set September 29, 1994 as the date for the special meeting at which Blockbuster's shareholders will consider and vote on the merger. Blockbuster's Board of Directors fixed August 31, 1994 as the record date for the special meeting. Upon the closing of the merger, which closing is subject to customary conditions, including approval of the merger by Blockbuster's shareholders, Viacom would own a majority of Spelling Entertainment Group Inc.'s common stock. A copy of the press release relating to the foregoing is included as
Exhibit 99 hereto and is incorporated herein by reference.

         Blockbuster's Board of Directors' action comes as a result of the significant improvement in Viacom's stock prices in recent months, Viacom's completion of its acquisition of Paramount Communications Inc., its strong second quarter results and the divestitures it is considering, as well as Blockbuster's Board of Directors' continuing belief in the strategic benefits of the proposed combination and the long-term prospects of the combined entity.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.





The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SPELLING ENTERTAINMENT GROUP INC.




                                      By:   /s/ Thomas P. Carson
                                         --------------------------------------
                                            Thomas P. Carson
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer




Date: August 25, 1994
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                      SPELLING ENTERTAINMENT GROUP INC.

                                 EXHIBIT INDEX


     Number and                                                      Sequential
Description of Exhibit                                               Page Number
- - ----------------------                                               -----------

         1.      None

         2.      None

         4.      None

         16.     None

         17.     None

         20.     None

         23.     None

         24.     None

         27.     None

         99.     Press Release, dated August 23, 1994.